                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2001


                               Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)


               California                                 77-0387041
    (State or other jurisdiction of                    (I.R.S. employer
     incorporation or organization)                  identification number)


                         Commission file number: 0-25034


                             2860 West Bayshore Road
                           Palo Alto, California 94303
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200

Item 5.  Other Events.

         On October 17, 2001, the Registrant issued a press release announcing its third quarter 2001 results. The title and paragraphs 1 through 8, 12 and 15 through 18 of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------
99.1     Press Release dated October 17, 2001 re third quarter results
99.2     Management's Discussion of Trends and Performance Guidance

Item 9.  Regulation FD Disclosure

         Paragraphs 9 through 11, 13 and 14 of the press release appearing in
Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

         To assist investors, financial analysts and other interested parties in their analysis of Greater Bay Bancorp, the Registrant has developed the document attached as Exhibit 99.2 to this Form 8-K. Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Greater Bay Bancorp
                                       (Registrant)

Dated: October 17, 2001                 By:  /s/ Steven C. Smith
                                           ----------------------------------
                                           Steven C. Smith
                                           Executive Vice President, Chief
                                           Administrative Officer and
                                           Chief Financial Officer

Exhibit Index
-------------
99.1     Press Release dated October 17, 2001 re third quarter results
99.2     Management's Discussion of Trends and Performance Guidance